Microsoft Word 11.0.5604; SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 11, 2004


                        STANLEY FURNITURE COMPANY, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 0-14938                    54-1272589
           --------                 -------                    ----------
(State or other                   (Commission                 (IRS Employer
  jurisdiction of                 File Number)              Identification No.)
  incorporation)


1641 Fairystone Park Highway, Stanleytown, Virginia                  24168
---------------------------------------------------                  -----
         (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (276) 627-2000
                                                    --------------



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                   (Former name or former address, if changed
                              since last report.)













ITEM 2.02. Results of Operations and Financial Condition


         On October 11, 2004, the Registrant issued a press release announcing third quarter 2004 operating results. The press release is attached hereto as
Exhibit 99 and incorporated herein by reference.


ITEM 9.01.    Financial Statements and Exhibits


         Exhibit 99 - Press release by Stanley Furniture Company, Inc. on October 11, 2004.









































SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STANLEY FURNITURE COMPANY, INC.

   October 11, 2004                       By: /s/Jeffrey R. Scheffer
   ----------------                       ------------------------------
        Date                                     Jeffrey R. Scheffer
                                                 President and Chief Executive
                                                 Officer